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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                THE SECURITIES AND EXCHANGE ACT OF 1934

   Date of Report (Date of Earliest Event Reported): August 2, 1995

                          AEP INDUSTRIES INC.
        (Exact Name of Registrant as Specified in its Charter)

                               DELAWARE
            (State or Other Jurisdiction of Incorporation)

            0-14450                           22-1916107
     (Commission File No.)       (I.R.S. Employer Identification No.)

      125 Phillips Avenue, South Hackensack, New Jersey     07606
          (Address of Principal Executive Offices)        (Zip Code)

                            (201) 641-6600
         (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS.

A. On August 2, 1995, the Company and J. Brendan Barba, the Chairman of the Board, President and Chief Executive Officer of the Company, entered into a stock purchase agreement ("the Barba Purchase Agreement"), pursuant to which the Company purchased from Mr. Barba on such date an aggregate of 1,550,000 shares of its Common Stock, par value $.01 ("the Shares") for a cash purchase price of $21.04 per Share. Pursuant to the Barba Purchase Agreement, Mr. Barba agreed that none of the Shares beneficially owned by him or his affiliates or over which he otherwise exercises dispositive power will be tendered and sold to the Company pursuant to a tender offer contemplated by the Company ("the Tender Offer"). On August 10, 1995, the Company offered to purchase up to 1,083,000 Shares at a price of $22.75 per Share, as more fully described in the Schedule 13E-4 as filed by the Company on August 10, 1995.

B. On August 3, 1995, the Company entered into a credit agreement
   ("Credit Agreement") with Chase Manhattan Bank (National Association), as administrative agent, Mellon Bank, N.A., as documentation agent, and certain lenders party thereto. Pursuant to the Credit Agreement, the Banks have agreed to provide the Company with a $140,000,000 credit facility ("Credit Facility"). The Credit Facility will consist of a three-year Revolving Credit Facility in the amount of $30,000,000 and a seven year amortizing Term Loan Facility in the amount of $110,000,000. The Company has used $32,612,000 of borrowing under the Term Loan Facility to fund the Barba Share purchase and approximately $29,638,000 to fund the purchase of Shares pursuant to the Tender Offer. In addition, the Company has used approximately $33,051,000 of such proceeds to refinance the Company's indebtedness.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

A. Financial Statements. - None.

B. Pro Forma Financial Information. - None.

C. Exhibits.
     (1) - Text of Press Release, dated August 3, 1995 (filed as to Exhibit
           (a)(8) to the Issuer Tender Offer Statement on Schedule 13E-4 and incorporated by reference).
     (2) - Text of Press Release, dated August 10, 1995 (filed as to Exhibit
           (a)(9) to the Issuer Tender Offer Statement on Schedule 13E-4 and incorporated by reference).
     (3) - Credit Agreement, dated as of August 3, 1995, among the Company,
           The Chase Manhattan Bank (National Association), as Administrative Agent, and Mellon Bank, NA, as Documentation Agent, and the lenders party thereto (filed as to Exhibit (b) to the Issuer Tender Offer Statement on Schedule 13E-4 and incorporated by reference).
     (4) - Stock Purchase Agreement, dated August 2, 1995, by and between J. Brendan Barba and the Company (filed as to Exhibit (c) to the Issuer Tender Offer Statement on Schedule 13E-4 and incorporated by reference).

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                              SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AEP INDUSTRIES INC.
                                       -------------------

Date: August 17, 1995                  S/A Paul M. Feeney
                                       ---------------------------
                                       Paul M. Feeney
                                       Executive VP-Finance
                                       Principal Financial Officer